UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(5)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCE AUTO PARTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 30, 2015

Dear Advance Auto Parts Stockholder:

The 2015 Annual Meeting of Stockholders of Advance Auto Parts, Inc. is scheduled to be held on May 20, 2015 at 8:30 a.m. ET. The proxy statement detailing the matters to be voted upon at the Annual Meeting was previously made available to all Stockholders.
Please Vote Your AAP Shares Today!
We urge all Stockholders, regardless of the number of shares you hold, to vote today. It is important that all Stockholders have their voices heard by voting via the Internet or telephone or by returning the enclosed proxy instruction form in the pre-paid envelope provided. If you have previously voted you do not need to vote again, however, for the reasons discussed below, all Stockholders are urged to vote AGAINST Proposal No. 4. You may recast your vote by voting via telephone or internet or returning the enclosed proxy instruction form.
The Board of Directors recommends a vote FOR Proposal Nos. 1 through 3 and AGAINST Proposal No. 4. After careful consideration, your Board has determined that Proposal No. 4, the Chevedden Proposal, would not enhance stockholder value and would not be in the best interests of the Company and its stockholders.
Proposal No. 4, if passed, would enable critical corporate action to be taken in secrecy by stockholders who do not owe a fiduciary duty to any other stockholder or to the Company. Passing the Chevedden Proposal, we believe, could have the effect of marginalizing smaller stockholders by depriving them of the rights that special interest or short-term investors would be afforded under Proposal No. 4 to advance actions for written consent.
Your Board believes all stockholders should have the opportunity to deliberate and vote on pending stockholder actions, and thus, the most appropriate forum to ensure such democratic protection is at an appropriately called annual or special meeting of stockholders and not in secrecy by written consent as permitted by Proposal No. 4.
Our History of Good Governance Practices
In 2013 the Board proposed, and our stockholders adopted, amendments to our organizational documents to afford stockholders holding, continuously for one year, at least 25% (in the aggregate) of the outstanding common stock of the Company, the ability to call a special meeting of stockholders. This stockholder right provides stockholders benefits similar to action by written consent, while also preserving stockholders’ rights to both vote and deliberate on a proposed course of action.

The Company’s organizational documents, as revised in recent years to reflect best governance practices, allow our Board to be responsive to stockholder concerns, without the harms that could result from the secrecy aspects of action by written consent. These governance practices include:

•
Elimination of supermajority voting -- In 2013, the Board recommended and the stockholders approved amendments to the Company’s Certificate of Incorporation to eliminate the sixty-six and two-thirds percent (66 2/3%) supermajority voting requirement for amending, altering, repealing or contradicting certain provisions of the Certificate of Incorporation;

•
Stockholders’ right to call a special meeting -- In 2013, the Board also recommended and the stockholders approved amendments to the Company’s Certificate of Incorporation and Bylaws to provide stockholders holding, continuously for at least one year, at least 25% of the outstanding common stock of the Company, in the aggregate, the ability to call a special meeting of stockholders;

•	Independent Board -- Our Board is primarily comprised of independent directors, with nine out of twelve directors being independent pursuant to the listing standards of the New York Stock Exchange;

•	Declassified Board -- The Company does not have a classified Board and instead provides for annual elections of directors; and

•
Majority Voting of Directors -- In August 2008, upon the recommendation of the Nominating and Corporate Governance Committee, we proactively amended our organizational documents and implemented a majority vote standard for the election of directors in uncontested elections.

Our ISS QuickScore Rating is #1
The Company’s good governance is further evidenced by its Institutional Shareholder Services Inc. QuickScore, as of April 1, 2015, of 1 for Governance on a scale of 1 to 10, with 1 being the lowest governance risk and 10 being the highest. Our Board and our Nominating and Corporate Governance Committee regularly review our corporate governance practices and emerging trends in best corporate governance practices. In addition, we have consistently reevaluated and modified our governance practices to align the interests of the Company with the interests of its stockholders. For these above reasons your Board recommends a vote AGAINST Proposal No. 4.
If you have questions or need assistance voting your shares we urge you to contact MacKenzie Partners, Inc., the Company’s proxy solicitor, toll-free at 1-800-322-2885.
On behalf of Advance Auto Parts thank you for your time and consideration.
Sincerely,
/s/ Tammy M. Finley

Tammy Moss Finley
Executive Vice President, Human Resources, General Counsel
and Corporate Secretary
Advance Auto Parts, Inc.

ADVANCE AUTO PARTS, INC.
5008 AIRPORT ROAD
ROANOKE, VA 24012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Time on May 19, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. Eastern Time on May 19, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If voting by Internet or telephone, there is NO need to mail back the attached proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M87028-P60107

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCE AUTO PARTS, INC.

The Board of Directors recommends that you vote "FOR" all Nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John F. Bergstrom
02) John C. Brouillard
03) Fiona P. Dias
04) John F. Ferraro
05) Darren R. Jackson
06) Adriana Karaboutis
07) William S. Oglesby
08) J. Paul Raines
09) Gilbert T. Ray
10) Carlos A. Saladrigas
11) O. Temple Sloan, III
12) Jimmie L. Wade

The Board of Directors recommends that you vote "FOR" Proposals 2 and 3.

	For	Against	Abstain
2. Approve, by advisory vote, the compensation of our named executive officers.	☐	☐	☐
3. Ratify the appointment of Deloitte & Touche LLP (Deloitte) as our independent registered public accounting firm for 2015.	☐	☐	☐

The Board of Directors recommends that you vote "AGAINST" Proposal 4.

	For	Against	Abstain
4. Advisory vote on Stockholder Proposal on the ability of Stockholders to act by written consent if presented at the annual meeting.	☐	☐	☐

Transact other business that may properly come before the meeting or any meetings held upon any adjournment of the meeting.

All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are, by the filing of this proxy, expressly revoked.

Our Annual Report to Stockholders and Proxy Statement for the 2015 Annual Meeting can be viewed on the Internet at http://www.AdvanceAutoParts.com

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M87029-P60107

- PROXY - Advance Auto Parts **- PROXY -**

This proxy is solicited by the Board of Directors of Advance Auto Parts, Inc.

The undersigned stockholder(s) hereby appoint(s) Tammy M. Finley and Michael A. Norona, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADVANCE AUTO PARTS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 A.M., EDT on Wednesday, May 20, 2015, at Advance Auto Parts, Inc., 5008 Airport Rd., Roanoke, VA 24012, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies named herein on any other matters as may properly come before the meeting or any postponement thereof. Receipt of Notice of the Annual Meeting and Proxy Statement for the 2015 Annual Meeting is hereby acknowledged.

Address Changes/Comments: ______________________________

____

(If any Address Changes/Comments have been noted above, please mark corresponding box on the reverse side.)

PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage pre-paid envelope.